Exhibit 10.12

AMENDMENT NO. 1 TO
CREDIT FACILITY AGREEMENT
dated December 28, 2005
PROVIDING FOR A
US$170,000,000
SENIOR SECURED CREDIT FACILITY
by and among
RIGDON MARINE CORPORATION,
as Borrower,
DVB BANK NV,
as Underwriter, Arranger, Agent, Security Trustee, Swap Bank and Book Manager
and the Banks and Financial Institutions
identified on Schedule 1, as Lenders

As of February 28 , 2006

AMENDMENT NO. 1 TO CREDIT FACILITY AGREEMENT
     This AMENDMENT NO. 1 (“this Amendment”) is dated as of February 28, 2006 and amends and is supplemental to that certain senior secured credit facility agreement (the “Credit Facility Agreement”), dated as of the 28 day of December, 2005, by and among (1) RIGDON MARINE CORPORATION, a corporation incorporated under the laws of the State of Delaware (the “Borrower”), (2) the banks and financial institutions listed on Schedule 1 thereto, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Article 10, the “Lenders”), and (3) DVB BANK NV, (“DVB”), as underwriter, arranger, swap bank, book manager, facility agent for the Lenders (in such capacity, the “Facility Agent”) and security trustee for the Lenders ( in such capacity, the “Security Trustee”). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Credit Facility Agreement.
WITNESSETH:
     WHEREAS, the parties hereto agree that the definition of “LIBOR” set forth in Credit Facility Agreement should be amended to conform with the use of the term Interest Rate Agreement entered into between DVB, as swap bank, and the Borrower;
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:
     1. Amendment. The definition of “LIBOR” set forth in the Credit Facility Agreement is hereby amended by replacing it in its entirety with the following language:
     “LIBOR” means the rate for deposits of Dollars for a period equivalent to the relevant Interest Period at or about 11:00 a.m. (London time) on the second London Banking Day before the first day of such period as displayed on Telerate page 3750 (British Bankers’ Association Interest Settlement Rates) (or such other page as may replace such page 3750 on such system or on any other system of the information vendor for the time being designated by the British Bankers’ Association to calculate the BBA Interest Settlement Rate (as defined in the British Bankers’ Association’s Recommended Terms and Conditions (“BBAIRS” terms) dated August 1985)), provided that if on such date no such rate is so displayed for the relevant Interest Period, LIBOR for such period shall be the arithmetic mean (rounded upward if necessary to four decimal places) of the rate offered by DVB for deposits of Dollars in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to the relevant Interest Period to prime banks in the London Interbank Market at or about 11:00 a.m. (London time) on the second Banking Day before the first day of such period;”
     2. No Other Amendment. All other terms and conditions of the Credit Facility Agreement shall remain in full force and effect.

     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     5. Other Documents. All references in documents related to the Credit Facility Agreement on and after the date hereof shall be deemed to refer to the Credit Facility Agreement as amended hereby, and the parties hereto agree that on and after the date hereof, the Credit Facility Agreement, as amended hereby, is in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have caused this agreement of amendment to be executed and delivered by their duly authorized officers as of the date first above written.

RIGDON MARINE CORPORATION
By:	/s/ Larry T. Rigdon
	Name:	Larry T. Rigdon
	Title:	Chairman

DVB BANK NV, as Facility Agent and Security Trustee
By:	/s/ Cornelis Overgaaun
	Name:	Cornelis Overgaaun
	Title:	S.V.P.

By:	/s/ Evan Cohen
	Name:	Evan Cohen
	Title:	S.V.P.

DVB BANK AG, as Swap Bank
By:	/s/ Cornelis Overgaaun
	Name:	Cornelis Overgaaun
	Title:	S.V.P.

By:	/s/ Evan Cohen
	Name:	Evan Cohen
	Title:	S.V.P.

DVB BANK NV, as Lender
By:	/s/ Cornelis Overgaaun
	Name:	Cornelis Overgaaun
	Title:	S.V.P.

By:	/s/ Evan Cohen
	Name:	Evan Cohen
	Title:	S.V.P.

NIBC BANK N.V., as Lender
By:	/s/ Dirk Kaper
	Name:	Dirk Kaper
	Title:	Associate Director

By:	/s/ Halbart Völker
	Name:	Halbart Völker
	Title:	Managing Director

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, as Lender
By:	/s/ Alan Boothby
	Name:	Alan Boothby
	Title:	Director, Marine Finance

BAYERISCHE HYPO-UND VEREINSBANK AKTIENGESELLSCHAFT, as Lender
By:	/s/ Stephen Somitsch
	Name:	Stephen Somitsch
	Title:	Vice President

By:	/s/ Peter Grotheer-Isecke
	Name:	Peter Grotheer-Isecke
	Title:	Credit Analyst

DVB BANK NV, as Lender
By:	/s/ Cornelis Overgaauw
	Name:	Cornelis Overgaauw
	Title:	S.V.P.

By:	/s/ Evan Cohen
	Name:	Evan Cohen
	Title:	S.V.P.

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